                                             FOR PUBLICATION
                                      UNITED STATES COURT OF APPEALS
FOR THE NINTH CIRCUIT

SOUTHERN CALIFORNIA EDISON                                )
COMPANY,                                                  )
                                    Plaintiff-Appellee,   )
                           v.                             )
                                                          )
LORETTA M. LYNCH; HENRY M. Duque;                         )          No. 01-56879
Richard A. Bilas; Carl W. Wood;                           )             D.C. No.
Geoffrey F. Brown,Commissioners                           )        CV-00-12056-RSWL
of California Public Utilities Commission,                )
                               Defendants-Appelees.       )
                                                          )
UTILITY REFORM NETWORK,                                   )
                               Defendant-intervenor-      )
                               Appellant.                 )
---------------------------------------

SOUTHERN CALIFORNIA EDISON                                )
COMPANY,                                                  )
                               Plaintiff-Appellee,        )
RELIANT ENERGY SERVICES, INC.;                            )
Mirant Americas Energy                                    )            No. 01-56993
Marketing, LP,                                            )              D.C. No.
                               Intervenors-Appelants      )          CV-00-12056-RSWL
                           v.                             )
LORETTA M. LYNCH; HENRY M.                                )
DUQUE; RICHARD A. BILAS; CARL                             )
W. WOOD; GEOFFREY F. BROWN,                               )
                               Defendants                 )
---------------------------------------

14646 SO. CAL. EDISON v. LYNCH
------------------------------------------------------------------------

SOUTHERN CALIFORNIA EDISON                                )
COMPANY,                                                  )
                               Plaintiff-Appellee,        )
                                                          )
CALIFORNIA MANUFACTURERS AND                              )
TECHNOLOGY ASSN.,                                         )                No. 01-57020
                               Intervenor-Appellant,      )                    D.C. No.
                      v.                                  )              CV-00-12056-RSWL
LORETTA M. LYNCH; HENRY M.                                )
ORDER DUQUE; RICHARD A. BILAS;                            )
CARLW. WOOD; GEOFFREY F. BROWN,                           )                     ORDER
in their official capacities as                           )
Commissioner of the California                            )
Public Utilities Commission,                              )
                               Defendants-Appellees.)
---------------------------------------

                               Appeal from the United States District Court
                                  for the Central District of California
                                Ronald S.W. Lew, District Judge, Presiding

                                           Argued and Submitted
                                    March 4, 2002--Pasadena, California

                                         Filed September 23, 2002

                             Before: James R. Browning, Sidney R. Thomas and
                                  Johnnie B. Rawlinson, Circuit Judges.
------------------------------------------------------------------------------------------------------
                                                  ORDER

We respectfully certify the following questions to the Supreme Court of California all as set forth in the attached request:

14647 SO. CAL. EDISON v. LYNCH
------------------------------------------------------------------------

     1.  Does the stipulated judgment approved by the district court violatess.368 of Assembly Bill 1890
         (Act of September 23, 1996, 1996 Cal.  Legis. Serv. 854, codified in Cal. Pub. Util. Codess.ss.
         330-398.5)?

     2.  Do the procedures employed in entering the stipulated judgment violate the Bagley-Keene Open
         Meeting Act, Cal. Gov't Codess.ss.11120- 11132.5?

     3.  Does the stipulated judgment violatess.454 of the Public Utilities Code by altering utility rates without a public hearing and the issuance of findings?

         We stay all further proceedings in this case in this Court and the district court pending receipt of the answers to the certified questions. If the Supreme Court of California declines certification, we will resolve the issues according to our perception of California law.

         The Clerk of the Court is hereby directed to transmit, under the official seal of the Ninth
     Circuit, a copy of this order, the attached Request for Certification, and a copy of the opinion filed concomitantly with this Order. The parties and amici are directed to file with the Supreme
     Court of California copies of all briefs and excerpts of record submitted to this Court.  This case is withdrawn from submission until further order of the Court.

                                REQUEST FOR CERTIFICATION DIRECTED TO THE
                                       SUPREME COURT OF CALIFORNIA

Pursuant to Rule 29.5 of the California Rules of Court, a panel of the United States Court of Appeals for the Ninth Circuit, before which this appeal is pending, hereby certifies to the Supreme Court of
California the previously identified

14648 SO. CAL. EDISON v. LYNCH
---------------------------------------------------------------------------------------------------------

questions of law. The California courts provide no controlling precedent on these questions. The answers to the certified questions will be determinative of a part of this appeal. We respectfully request that the Supreme Court of California answer the certified questions presented below. Our phrasing of the issues should not restrict the Court's consideration of the issues.

I. Caption of the Case

The caption of the case is:

SOUTHERN CALIFORNIA EDISON                                  )
COMPANY,                                                    )
                           Plaintiff-Appellee,              )
                      v.                                    )          No. 01-56879
LORETTA M. LYNCH; HENRY M. DUQUE;                           )              D.C. No.
Richard A. Bilas; Carl W. Wood;                             )        CV-00-12056-RSWL
Geoffrey F. Brown,                                          )
Commissioners of California                                 )
Public Utilities Commission,                                )
                           Defendants-Appellees.            )
                                                            )
UTILITY REFORM NETWORK,                                     )
                           Defendant-intervenor-            )
                           Appellant.                       )

14649 SO. CAL. EDISON v. LYNCH
------------------------------------------------------------------

SOUTHERN CALIFORNIA EDISON                                  )
COMPANY,                                                    )
                           Plaintiff-Appellee,              )
                      v.                                    )          No. 01-56993
Reliant Energy Services, Inc.;                              )              D.C. No.
Mirant Americas Energy                                      )        CV-00-12056-RSWL
Marketing, LP.                                              )
                           Intervenors-Appelants.           )
                                                            )
LORETTA M. LYNCH; HENRY M. DUQUE;                           )
Richard A. Bilas; Carl W. Wood;                             )
Geoffrey F. Brown,                                          )
                           Defendants                       )
-----------------------------------------

SOUTHERN CALIFORNIA EDISON                                  )
COMPANY,                                                    )
                           Plaintiff-Appellee,              )
                      v.                                    )              No. 01-57020
                                                            )                  D.C. No.
California Manufacturers and                                )          CV-00-12056-RSWL
Technology Assn.,                                           )
                           Intervenor-Appelant              )
                                                            )
LORETTA M. LYNCH; HENRY M. DUQUE;                           )
Richard A. Bilas; Carl W. Wood;                             )
Geoffrey F. Brown, in their official capacities             )
as Commissioners of California                              )
Public Utilities Commission,                                )
                           Defendants-Appellees.            )
-----------------------------------------

Counsel for the parties are as follows:

Robert E. Finkelstein and Randolph L. Wu, The Utility Reform Network, San Francisco, California; Michael
J.

14650 SO. CAL. EDISON v. LYNCH
-------------------------------------------------------------------------------------------------------

Strumwasser, Frederic D. Woocher, Johanna R. Shargel, Daniel J. Sharfstein, Strumwasser & Woocher LLP,
Santa Monica, California; for the defendant-intervenor-appellant.

Gary M. Cohen, Arocles Aguilar, Harvey Y. Morris, and Carrie G. Pratt, Public Utilities Commission of
the State of California, San Francisco, California, for the defendants-appellees.

Stephen Pickett, Barbara Reeves, and Kris G. Vyas, Southern California Edison Company, Rosemead,
California; Ronald L. Olson, John W. Spiegel, and Henry Weissmann, Munger, Tolles & Olson LLP, Los
Angeles, California; for the plaintiff-appellee.

Terry J. Houlihan and Geoffrey T. Holtz, McCutchen, Doyle, Brown & Enersen, LLP, San Francisco,
California; John C. Morrissey and Brian I. Cheng, McCutchen, Doyle, Brown & Enersen, LLP, Los Angeles;
California; for the intervenor-appellant Reliant Energy Services, Inc.

Bryan A. Merryman and Lisa A. Cottle, White & Case LLP, Los Angeles, California, for the
intervenor-appellant Mirant Americas Energy Marketing, LP.

Keith R. McCrea and Jim Bushee, Sutherland Asbill & Brennan LLP, Washington, D.C., for the
intervenor-appellant California Manufacturers and Technology Association.

II. Questions of Law to be Answered

     1.  Does the stipulated judgment approved by the district court violatess.368 of Assembly Bill 1890
         (Act of September 23, 1996, 1996 Cal. Legis. Serv. 854, codified in Cal. Pub. Util. Codess.ss.
         330-398.5)?

     2.  Do the procedures employed in entering the stipulated judgment violate the Bagley-Keene Open

14651 SO. CAL. EDISON v. LYNCH
---------------------------------------------------------------------------------------------------------
              Meeting Act, Cal. Gov't Codess.ss.11120- 11132.5?

         3.   Does the stipulated judgment violatess.454 of the Public Utilities Code by altering utility rates without a public hearing and the issuance of findings?

III. Statement of Facts

A brief description of the factual background of this case is contained in the panel opinion that accompanies this Order.

IV. The Need for Certification

All parties agree that the instant litigation is of the utmost importance to the California utility regulation and the California economy. We have resolved all of the pending federal questions. The only issues left for resolution are ones of state
law. Federal courts are bound by the pronouncements of the state's highest court on applicable state law. Davis v. Metro Productions, Inc., 885 F.2d 515, 524 (9th Cir. 1989).  However, the decisions of
California appellate courts provide no controlling precedent on these issues of state law; thus, this case satisfies the criteria for certification. See Cal. Rules of Court 29.5(a)(3). Resolution of the
state law issues involved in this litigation will have a substantial effect on California law and the citizens of California, not only on the questions presented by this case, but in future state administrative proceedings.  Therefore, principles of comity suggest that decisions about California state law be made by California courts.

V. Accompanying Materials

The Clerk of the Court of the Ninth Circuit Court of Appeals has been directed to transmit, under the official seal of the Ninth Circuit a copy of the opinion filed concomitantly with this Order. The parties and amici have been directed to

14652 SO. CAL. EDISON v. LYNCH
--------------------------------------------------------------------------------------------------------

file with the Supreme Court of California copies of all briefs and excerpts of record submitted to the
Ninth Circuit Court of Appeals.

Sidney R. Thomas
United States Circuit Judge
14652 SO. CAL. EDISON v. LYNCH